SANTA BARBARA GROUP
                            OF MUTUAL FUNDS


                        THE BENDER GROWTH FUND
                             ANNUAL REPORT
                            MARCH 31, 2000

LETTER TO SHAREHOLDERS

FROM THE CO-CHAIRMEN OF THE SANTA BARBARA GROUP OF MUTUAL FUNDS

Dear Fellow Shareholders,

The past twelve months have proved to be very profitable for all of us as shareholders of The Bender Growth Fund. For the twelve months ended March 31, 2000, The Bender Growth Fund gained 175.28% (Class C shares), 180.55% (Class Y shares) and 165.04% (Class A shares) versus 17.94% for the S&P
500. In addition, for the past three years, The Bender Growth Fund gained 75.90% (Class C shares) and 78.14% (Class Y shares) versus 27.39% for the S&P 500 on an annualized basis. The Bender Growth Fund ranks as a top mutual fund in its investment category.

Equally important are the after-tax returns of The Bender Growth Fund. Many of us own The Bender Growth Fund in taxable accounts. In this volatile investment market, many mutual fund managers buy and sell securities at a more frenetic pace. Increased portfolio turnover causes many funds to declare large short-term and long-term capital gains distributions. The Bender Growth Fund declared only $0.96 in long-term capital gains distributions in 1999. This combined with no capital gains distributions in 1997 and 1998 make The Bender Growth Fund one of the most tax efficient mutual funds in the country. There is no better feeling for a long-term investor than to have to pay little or no capital gains tax on his or her investment holdings. Outstanding performance and small capital gains distributions have made this time period particularly profitable for all of us.

As we move forward, our goal is to continue to develop a quality mutual fund company. Over the past year, the expense ratio of The Bender Growth Fund has dropped dramatically. Current quotes and past performance for the Class C shares (BEGCX) and Class Y shares (BEGYX) may now be found on any securities database. Most major publications now post the Class C shares in their daily mutual fund listings.

As always, we are very thankful for your business. Without your support, patience and referrals, The Bender Growth Fund would be a much smaller and less successful mutual fund today. With the combination of your support and the investment expertise of Robert Bender & Associates, we anticipate a very profitable future!

Thanks again for all your support!

Sincerely,

[SIGNATURE]                                  [SIGNATURE]

Steven W. Arnold                             John P. Odell
Co-Chairman                                  Co-Chairman

Past performance is no guarantee of future results. An investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

LETTER FROM THE INVESTMENT ADVISOR

Dear Fellow Shareholders,

The business world is undergoing dramatic changes. The rise of the Internet as a business tool has forced companies to rethink their operating processes at every level. Examples of these changes are many and varied. Companies are changing how they source and purchase raw materials, how they procure operating resources and services, and how they sell excess inventory through digital marketplaces and on-line auctions. Others are linking buyers and seller in value added exchanges. We believe the Internet, or e-business, will increase efficiencies throughout the value chain and drive new competitive advantages for years to come.

Through investments in technology, companies are growing increasingly efficient. Since 1995, United States workers have increased their output per hour by about 2.5% per year. This is double the rate of the previous 25 years. And this trend is accelerating. In the second half of 1999 productivity in the United States soared by 5.6%. While these are dramatic statistics, companies are just starting to decipher ways the Internet can decrease the cost of doing business. Currently, less than 0.5% of business-to-business transactions take place electronically. However, in several different industries, companies are realizing that Internet-based transactions will allow them to become more specialized and productive.

Today, many companies are vertically focused, handling most procurement, manufacturing and distribution functions in-house. Yet as supply chains become more global and complex, companies are moving away from vertically integrated models toward more outsourcing. While in the past this has raised questions over the ability to control quality, the Internet is changing this through tighter collaboration between trading partners and customers. As customers place or make changes to orders, information flows through the system to all parties, from design teams to suppliers to distributors, allowing them to tailor their operations accordingly. This will enable companies to carry lower levels of inventory, reduce overstockings, and speed the manufacture of many products.

Several companies we are invested in are direct beneficiaries of the trend toward e-commerce transactions. Cisco Systems and Ciena Corporation manufacture networking infrastructure products used to build high-speed networks. Oracle, Microsoft and Broadvision provide software that allows companies to engage in business-to-business transactions. Products from Network Appliance allow companies to store vast amounts of transactional information. And Checkpoint Software provides security and virtual private networking software that allows companies to extend their business activities to the wireless space. As companies race to leverage the efficiencies of e-commerce, we feel it will drive a wave of corporate spending on Internet solutions for many years.

Please refer to our web site at: WWW.ROBERTBENDER.COM for more information.

Thank you for your support of The Bender Growth Fund!

Sincerely,

[SIGNATURE]                                     [SIGNATURE]

Robert L. Bender                                Reed G. Bender

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Directors
Bender Growth Fund

We have audited the accompanying statement of assets and liabilities of the Bender Growth Fund, including the schedule of portfolio investments, as of March 31, 2000,and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and financial highlights for each of the three years then ended and the period from December 10, 1996 (commencement of operations) to March 31, 1997 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of March 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bender Growth Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the three years then ended and for the period from December 10, 1996 (commencement of operations) to March 31, 1997 in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
April 20, 2000

            GROWTH OF $10,000 FROM COMMENCEMENT OF OPERATIONS*
                          THROUGH MARCH 31, 2000

             [ID: LINE GRAPH WITH PLOT POINTS AS FOLLOWS]

                                                     STANDARD &
                       CLASS A   CLASS C   CLASS Y   POOR'S 500
                       -------   -------   -------   ----------
           10-Dec-96              10,000    10,000     10,000
           31-Mar-97               8,240     8,260     10,187
           30-Sep-97              12,390    12,460     12,862
           31-Mar-98              13,610    13,740     15,077
           30-Sep-98     9,425    11,550    11,790     14,025
           31-Mar-99    14,552    16,290    16,640     17,860
           30-Sep-99    19,827    22,055    22,657     17,925
           31-Mar-00    40,922    44,843    46,684     21,064

(1) Adjusted for initial maximum sales charge of 5.75%.
(2) Adjusted for redemption fee of 1%.
*Class C and Class Y commenced operations on December 10, 1996. Class A commenced operations on October 1, 1998.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor's share, when redeemed, may be worth more or less than the original cost.

          INVESTMENT PERFORMANCE FOR PERIODS ENDED MARCH 31, 2000


                                 [GRAPH]


(1) Commenced operations December 10, 1996.
(2) Commenced operations October 1, 1998.
*Adjusted for initial maximum sales charge of 5.75%.
**Adjusted for redemption fee of 1%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor's share, when redeemed, may be worth more or less than the original cost.


THE SANTA BARBARA GROUP OF MUTUAL FUNDS
SCHEDULE OF INVESTMENTS
BENDER GROWTH FUND                                              MARCH 31, 2000
------------------------------------------------------------------------------
                                                                      MARKET
                                                     SHARES            VALUE
                                                     ------           ------
COMMON STOCKS -- 93.6%

BUILDING & CONSTRUCTION -- 0.9%
   Elcor Corp.                                       15,000        $   517,500
                                                                   -----------

COMMUNICATIONS -- 4.0%
   Advanced Fibre Communication *                    10,770            675,144
   P-Com, Inc. *                                     11,890            219,965
   QUALCOMM, Inc. *                                  10,000          1,493,125
                                                                   -----------
                                                                     2,388,234
                                                                   -----------
COMPUTER SOFTWARE & SERVICES -- 48.8%
   America Online, Inc. *                            23,550          1,583,737
   Broadvision, Inc. *                               49,680          2,229,390
   Brocade Communications Systems, Inc. *            12,100          2,169,681
   Checkpoint Software *                             21,080          3,605,997
   Cisco Systems, Inc. *                             23,908          1,848,387
   Doubleclick, Inc. *                               15,540          1,454,933
   Legato Systems, Inc. *                            41,000          1,829,625
   Marchfirst, Inc. *                                33,100          1,181,256
   Microsoft Corp. *                                  9,090            965,813
   Network Appliance, Inc. *                         57,520          4,759,780
   Oracle Corp. *                                    29,410          2,295,818
   Sapient Corp. *                                   16,330          1,369,679
   Smallworldwide PLC ADR *                          18,200            225,225
   Smartforce PLC ADR *                              35,286          1,618,745
   Synopsys, Inc. *                                  27,150          1,323,563
   Verisign, Inc. *                                   6,350            949,325
                                                                   -----------
                                                                    29,410,954
                                                                   -----------
ELECTRONIC EQUIPMENT -- 15.0%
   Ciena Corp. *                                     17,780          2,242,503
   Sawtek, Inc. *                                    35,810          1,882,263
   JDS Uniphase Corp. *                              30,880          3,722,970
   Zoran Corp. *                                     20,550          1,157,222
                                                                   -----------
                                                                     9,004,958
                                                                   -----------
MEDICAL -- 1.5%
   Medtronic, Inc.                                   17,418            895,938
                                                                   -----------
PHARMACEUTICAL -- 4.5%
   Elan Corp. PLC ADR *                              25,840          1,227,400
   Watson Pharmaceuticals, Inc. *                    37,240          1,477,963
                                                                   -----------
                                                                     2,705,363
                                                                   -----------


THE SANTA BARBARA GROUP OF MUTUAL FUNDS
SCHEDULE OF INVESTMENTS
BENDER GROWTH FUND                                              MARCH 31, 2000
------------------------------------------------------------------------------
                                                                      MARKET
                                                     SHARES            VALUE
                                                     ------           ------
RETAIL -- 14.8%
   Bed Bath & Beyond, Inc. *                         46,670          1,837,631
   CDW Computer Centers, Inc. *                      14,190          1,198,168
   Fastenal Co.                                       7,440            356,190
   Home Depot, Inc.                                  23,580          1,520,910
   Kohl's Corp. *                                    16,230          1,663,575
   Staples, Inc. *                                   44,000            880,000
   Starbucks Corp. *                                 32,860          1,472,539
                                                                   -----------
                                                                     8,929,013
                                                                   -----------
SERVICES -- 4.1%
   Forrester Research, Inc. *                        24,360          1,321,530
   Quintiles Transnational Corp. *                   35,870            612,032
   Paychex, Inc.                                     10,347            541,924
                                                                   -----------
                                                                     2,475,486
                                                                   -----------
TOTAL COMMON STOCKS
   (Cost $23,608,531)                                               56,327,446
                                                                   -----------
CASH EQUIVALENT -- 6.7%
   United Missouri Bank AFM (Cost $4,038,803)     4,038,803          4,038,803
                                                                   -----------
TOTAL INVESTMENTS -- 100.3%
   (Cost $27,647,334)                                               60,366,249

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3)%                       (167,005)
                                                                   -----------
NET ASSETS -- 100%                                                 $60,199,244
                                                                   ===========


*Non-income producing security
ADR -- American Depository Receipt
AFM -- Automated Funds Management
PLC -- Public Limited Company

    The accompanying notes are an integral part of the financial statements.


THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STATEMENT OF ASSETS & LIABILITIES
BENDER GROWTH FUND                                              MARCH 31, 2000
------------------------------------------------------------------------------
ASSETS
   Investments in Securities at Market Value
      (identified cost $27,647,334) (Note 1)                       $60,366,249
   Receivables:
      Dividends and Interest                                            12,544
      Capital Stock Sold                                               550,611
                                                                   -----------
         TOTAL ASSETS                                               60,929,404
                                                                   -----------
LIABILITIES
   Due to Advisor                                                       47,786
   Capital Stock Redeemed                                              582,076
   Accrued Distribution Fees                                            86,153
   Other Liabilities                                                    14,145
                                                                   -----------
         TOTAL LIABILITIES                                             730,160
                                                                   -----------
NET ASSETS                                                         $60,199,244
                                                                   ===========
CLASS A SHARES (NOTE 1):
   Net Assets (Unlimited shares of $0.001 par beneficial
      interest authorized; 129,247 shares outstanding)             $ 5,340,894
                                                                   ===========
   Net Asset Value and Redemption Price Per Class A Share
      ($5,340,894 divided by 129,247 shares)                       $     41.32
                                                                   ===========
   Offering Price Per Share ($41.32 divided by 0.9425)             $     43.84
                                                                   ===========
CLASS Y SHARES (NOTE 1):
   Net Assets (Unlimited shares of $0.001 par beneficial
      interest authorized; 455,301 shares outstanding)             $20,302,412
                                                                   ===========
   Net Asset Value, Offering and Redemption Price Per
      Class Y Share ($20,302,412 divided by 455,301 shares)        $     44.59
                                                                   ===========
CLASS C SHARES (NOTE 1):
   Net Assets (Unlimited shares of $0.001 par beneficial
      interest authorized; 799,781 shares outstanding)             $34,555,938
                                                                   ===========
   Net Asset Value and Offering Price Per Class C Share
      ($34,555,938 divided by 799,781 shares)                      $     43.21
                                                                   ===========
   Redemption Price Per Share ($43.21 X 0.99)                      $     42.78
                                                                   ===========
SOURCE OF NET ASSETS
   At March 31, 2000, net assets consisted of:
      Paid-in Capital                                               27,480,329
      Net Unrealized Appreciation on Investments                    32,718,915
                                                                   -----------
         NET ASSETS                                                $60,199,244
                                                                   ===========


    The accompanying notes are an integral part of the financial statements.


THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STATEMENT OF OPERATIONS
BENDER GROWTH FUND                          FOR THE YEAR ENDED MARCH 31, 2000
------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest Income                                                 $    61,950
   Dividend Income                                                      21,312
                                                                   -----------
      Total Investment Income                                           83,262
                                                                   -----------
EXPENSES:
   Investment Advisory Fees                                            133,830
   Registration Fees                                                    26,332
   Service Fees -- Class A                                              14,841
   Service Fees -- Class Y                                             108,457
   Service Fees -- Class C                                             262,423
   Distribution Fees -- Class A                                          3,336
   Distribution Fees -- Class Y                                         19,457
   Distribution Fees -- Class C                                        177,207
                                                                   -----------
   Total Expenses Before Reimbursement                                 745,883
   Expenses Reimbursed                                                 (26,332)
                                                                   -----------
   Total Expenses, Net                                                 719,551
                                                                   -----------
Net Investment Loss                                                   (636,289)
                                                                   -----------
Net Realized Gain on Investments                                       445,176
Change in Net Unrealized Appreciation of Investments                28,778,700
                                                                   -----------
Net Realized and Unrealized Gain on Investments                     29,223,876
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $28,587,587
                                                                   ===========


    The accompanying notes are an integral part of the financial statements.


THE SANTA BARBARA GROUP OF MUTUAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
BENDER GROWTH FUND
-------------------------------------------------------------------------------
                                                 YEAR ENDED       YEAR ENDED
                                               MARCH 31, 2000   MARCH 31, 1999
                                              ---------------- ----------------
INVESTMENT ACTIVITIES:
   Net Investment Loss                          $  (636,289)     $  (369,302)
   Net Realized Gain on Investments                 445,176          765,803
   Net Change in Unrealized Appreciation of
    Investments                                  28,778,700        1,478,382
                                                -----------      -----------
   Net Increase in Net Assets Resulting
    From Operations                              28,587,587        1,874,883
                                                -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Capital Gain
      Class A                                       (14,282)             ---
      Class Y                                      (207,265)             ---
      Class C                                      (570,031)             ---
                                                -----------      -----------
                                                   (791,578)             ---
                                                -----------      -----------
CAPITAL SHARE TRANSACTIONS:
   Class A:
      Proceeds from Shares Issued (131,356
       and 2,111 shares, respectively)            4,109,181           33,034
      Reinvestment of Dividends (610 and
       0 shares, respectively)                       14,282              ---
      Cost of Shares Redeemed (4,829 and
       0 shares, respectively)                     (178,426)             ---
                                                -----------      -----------
         Total Class A Transactions               3,945,037           33,034
                                                -----------      -----------
   Class Y:
      Proceeds from Shares Issued (306,401 and
       33,713 shares, respectively)              10,241,920          515,973
      Reinvestment of Dividends (9,779 and
       0 shares, respectively)                      206,555              ---
      Cost of Shares Redeemed (27,943 and
       34,879 shares, respectively)                (922,448)        (512,309)
                                                -----------      -----------
         Total Class Y Transactions               9,526,027            3,664
                                                -----------      -----------
   Class C:
      Proceeds from Shares Issued (304,397 and
       136,533 shares, respectively)              8,931,341        1,891,693
      Reinvestment of Dividends (27,813 and
       0 shares, respectively)                      561,316              ---
      Cost of Shares Redeemed (69,853 and
       93,347 shares, respectively)              (2,116,896)      (1,287,019)
                                                -----------      -----------
         Total Class C Transactions               7,375,761          604,674
                                                -----------      -----------
Net Increase in Net Assets From Capital Share
 Transactions                                    20,846,825          641,372
                                                -----------      -----------
TOTAL INCREASE IN NET ASSETS                     48,642,834        2,516,255
                                                -----------      -----------
NET ASSETS:
   Beginning of Year (706,598 and 662,529
    shares, respectively)                        11,556,410        9,040,155
                                                -----------      -----------
NET ASSETS:
   End of Year (1,384,329 and 706,598 shares,
    respectively)                               $60,199,244      $11,556,410
                                                ===========      ===========


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.


                                                       CLASS A
                                         --------------------------------------
                                                              FOR THE PERIOD
                                           YEAR ENDED      OCTOBER 1, 1998** TO
                                         MARCH 31, 2000       MARCH 31, 1999
                                         --------------    --------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $15.44               $10.00
                                             ------               ------
   Income From Investment Operations:
      Net investment income                   (0.55)               (0.20)
      Net gains (losses) on securities
         (both realized and unrealized)       27.39                 5.64
                                             ------               ------
         Total from investment operations     26.84                 5.44
                                             ------               ------
   Distributions to shareholders from
      net realized capital gains              (0.96)                 ---
                                             ------               ------
NET ASSET VALUE, END OF PERIOD               $41.32               $15.44
                                             ======               ======
TOTAL RETURN                                 181.21%               54.40%


RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)       $5,341                  $33
   Ratio of expenses to average net assets:
      Before expense reimbursement             1.86%                1.82%(1)
      After expense reimbursement              1.85%                1.82%(1)
   Ratio of net investment income (loss)
      to average net assets:
      Before expense reimbursement            (1.56)%              (3.85)%(1)
      After expense reimbursement             (1.55)%              (3.85)%(1)
   Portfolio turnover rate                     7.61%               24.91%




(1)Annualized
**The Bender Growth Fund Class A commenced operations on October 1, 1998.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.


                                                               CLASS Y
                                           --------------------------------------------------
                                                                               FOR THE PERIOD
                                                        FOR THE     FOR THE     DECEMBER 10,
                                           YEAR ENDED  YEAR ENDED  YEAR ENDED      1996 TO
                                            MARCH 31,   MARCH 31,   MARCH 31,     MARCH 31,
                                              2000        1999        1998          1997
                                           ----------  ----------  ----------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD         $16.64      $13.74      $ 8.26        $10.00
                                             ------      ------      ------        ------
   Income From Investment Operations:
   Net investment income                      (0.55)      (0.47)      (0.22)        (0.04)
   Net gains (losses) on securities
      (both realized and unrealized)          29.46        3.37        5.70         (1.70)
                                             ------      ------      ------        ------
      Total from investment operations        28.91        2.90        5.48         (1.74)
                                             ------      ------      ------        ------
   Distributions to shareholders from
      net realized capital gains              (0.96)        ---         ---           ---
                                             ------      ------      ------        ------
NET ASSET VALUE, END OF PERIOD               $44.59      $16.64      $13.74        $ 8.26
                                             ======      ======      ======        ======
TOTAL RETURN                                 180.55%      21.11%      66.34%       (17.40)%


RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)      $20,302      $2,781      $2,312          $937
   Ratio of expenses to average net assets:
      Before expense reimbursement             2.22%       3.49%       4.59%         7.88%(1)
      After expense reimbursement              2.13%       3.49%       2.75%         2.75%(1)
   Ratio of net investment income (loss)
      to average net assets:
      Before expense reimbursement            (1.82)%     (4.74)%     (4.34)%       (7.29)%(1)
      After expense reimbursement             (1.73)%     (4.74)%     (2.50)%       (2.16)%(1)
   Portfolio turnover rate                     7.61%      24.91%       7.44%         3.00%



(1)Annualized


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.


                                                               CLASS C
                                           --------------------------------------------------
                                                                               FOR THE PERIOD
                                                        FOR THE     FOR THE     DECEMBER 10,
                                           YEAR ENDED  YEAR ENDED  YEAR ENDED      1996 TO
                                            MARCH 31,   MARCH 31,   MARCH 31,     MARCH 31,
                                              2000        1999        1998          1997
                                           ----------  ----------  ----------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD         $16.27      $13.61      $ 8.24        $10.00
                                             ------      ------      ------        ------
   Income From Investment Operations:
   Net investment income                      (0.73)      (0.55)      (0.28)        (0.06)
   Net gains (losses) on securities
      (both realized and unrealized)          28.63        3.21        5.65         (1.70)
                                             ------      ------      ------        ------
      Total from investment operations        27.90        2.66        5.37         (1.76)
                                             ------      ------      ------        ------
   Distributions to shareholders from
      net realized capital gains              (0.96)        ---         ---           ---
                                             ------      ------      ------        ------
NET ASSET VALUE, END OF PERIOD               $43.21      $16.27      $13.61        $ 8.24
                                             ======      ======      ======        ======
TOTAL RETURN                                 178.39%      19.54%      65.17%       (17.60)%


RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)      $34,556      $8,743      $6,728        $2,640
   Ratio of expenses to average net assets:
      Before expense reimbursement             3.09%       4.23%       5.34%         8.70%(1)
      After expense reimbursement              2.98%       4.23%       3.50%         3.50%(1)
   Ratio of net investment income (loss)
      to average net assets:
      Before expense reimbursement            (2.67)%     (5.49)%     (5.09)%       (8.08)%(1)
      After expense reimbursement             (2.56)%     (5.49)%     (3.25)%       (2.88)%(1)
   Portfolio turnover rate                     7.61%      24.91%       7.44%         3.00%


(1)Annualized

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                    MARCH 31, 2000
-------------------------------------------------------------------------------
1. ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the "Company"), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with one fund: the Bender Growth Fund (the "Fund"). The Company is registered to offer three classes of shares, Class A, Class Y and Class C. The Fund's investment objective is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

Security Valuation -- Investment securities which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service at the last reported sale price for such security as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were not sales on the date of valuation and securities traded on the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

Security Transaction and Investment Income -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities will be those of the specific securities sold. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

Federal Income Taxes -- The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

Expenses -- Common expenses, income and gains and losses are allocated daily among share classes of each Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares.

Distributions to Shareholders -- Distributions from net investment income are declared and paid at least annually. Any net realized capital gains on sales of securities are distributed annually.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)                        MARCH 31, 2000
-------------------------------------------------------------------------------

Net Asset Value Per Share -- The net asset value per share of the Fund is calculated each business day by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. A sales charge may apply when purchasing Class A shares. Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one-percent.

Use of Estimates in the Preparation of Financial Statements -- The financial statements have been prepared in conformity with generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, investment advisory services are provided to the Company by SBG Capital Management (the "Advisor"). Under the terms of a new investment advisory agreement effective September 30, 1998 the Advisor receives a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund. For the year ended March 31, 2000, the Advisor received advisory fees of $133,830. For the year ended March 31, 2000, the Advisor reimbursed expenses of $26,332.

Sub-Advisory services are provided to the Advisor for the Fund by Robert Bender & Associates, Inc. (the "Sub-Advisor") pursuant to a sub-advisory agreement. Under the terms of a new sub-advisory agreement effective September 30, 1998, the Sub-Advisor receives a monthly fee at an annual rate of 0.40% of the average daily net assets of the fund and is paid by the Advisor. The Advisor is responsible for the supervision and payment of fees to the Sub-Advisor in connection with its services.

Under the terms of an Operational Services Agreement effective September 30, 1998, the Advisor will provide day-to-day operational services to the Fund. The services agreement provides that the Advisor pays all fees and expenses associated with the Fund except for taxes, interest, litigation expenses and other extraordinary expenses. Under the terms of the agreement, the Fund will pay to the Advisor the following fees: a monthly fee at an annual rate of 1.10% of the average daily net assets of Class A, a monthly fee at an annual rate of 2.00% of the average daily net assets of Class Y up to $2,500,000 and 1.10% in excess of $2,500,000, and 2.00% of the average daily net assets of Class C up to $7,500,000 and 1.10% in excess of $7,500,000. For the year ended March 31, 2000, the Advisor received service fees of $385,721.

Effective August 1, 1998, Declaration Distributors, Inc. serves as Distributor to the Fund pursuant to a Distribution Agreement. Under terms of the Plan, the Distributor is paid an annual distribution fee of $10,000.

Declaration Service Company serves as Administrator to and provides accounting services to the Fund pursuant to an administration agreement. Under terms of such agreement, the Administrator is paid an annual fee equal to the greater of 0.20% of the first $25 million in average daily net assets, 0.15% for the next $25 million in average daily net assets, 0.10% for the next $50 million of average daily net assets, and 0.10% for such daily net assets in excess of $100 million or a minimum of $75,000.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)                        MARCH 31, 2000
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The Fund and United Missouri Bank (the "custodian") are parties to a custodial agreement under which the Custodian holds cash, securities and other assets of the fund as required by the Investment Company Act of 1940. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Fund and Declaration Service Company (the "Transfer Agent") are parties to a servicing agreement, under which the Transfer Agent provides transfer agency, dividend disbursing and administrative services for the Fund.

Certain directors and officers of the Fund are directors and officers of the Advisor.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments for the period from April 1, 1999 to March 31, 2000, were $17,900,861 and $1,936,393, respectively.

As of March 31, 2000, net unrealized appreciation on investment securities for book and federal income tax purposes aggregated
$32,718,915 of which $33,866,579 related to appreciated securities and $1,147,664 related to depreciated securities. There was no difference between book and tax realized gains on securities for the period from April 1, 1999 to March 31, 2000.

5. RECLASSIFICATION

In accordance with SOP 93-2, the fund has recorded a reclassification in the capital accounts. As of September 30, 1999, the fund recorded permanent book/tax differences of $240,628 from net investment loss to accumulated undistributed net realized gain and $395,661 from net investment loss to Paid-in Capital. This reclassification has no impact on the net asset value of the fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders.

6. DISTRIBUTION PLANS

As noted in the Fund's Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the Fund's average net assets for the Class A, Class Y and Class C shares to persons or institutions for performing certain servicing functions for Fund shareholders. With respect to Class C shares, the distribution plan allows the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets to cover fees paid to broker-dealers for sales and promotional services. For the year ended March 31, 2000, distribution fees of $3,336, $19,457 and $177,207 were paid for Class A, Class Y and Class C, respectively.

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FUND MANAGER

SBG Capital Management Inc.
107 South Fair Oaks Avenue, Suite 315
Pasadena, CA 91105


INVESTMENT ADVISOR

Robert Bender & Associates
525 Starlight Crest Drive
La Canada, CA 91011


TRANSFER AGENT

Declaration Service Company
555 North Lane, Suite 6160
Conshohocken, PA 19428

CUSTODIAN

UMB Bank
928 Grand Boulevard
Kansas City, MO 84141


PRINCIPAL UNDERWRITER

Declaration Distributors, Inc.
555 North Lane, Suite 6160
Conshohocken, PA 19428


INDEPENDENT ACCOUNTANTS

McCurdy & Company
Westlake, Ohio

For more complete information about any other fund in the Santa Barbara Group of Mutual
Funds, including charges and expenses, please call (626) 844-1445 or (800) 723-8637 or write to Declaration Distributors, Inc. and request a free prospectus. Read the prospectus carefully before you invest or send money.